GARTMORE VARIABLE INSURANCE TRUST

Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund

Supplement dated October 1, 2004 to
Prospectus dated April 29, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectuses.

Effective September 30, 2004, the disclosure with respect to the portfolio managers for the Gartmore GVIT Nationwide Leaders Fund in the "Portfolio Manager - Gartmore GVIT Nationwide Leaders Fund" subsection of the "Investment Adviser" section of the above-referenced Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager - Gartmore GVIT Nationwide Leaders Fund

Gary D. Haubold is the portfolio manager of the Fund. As portfolio manager, Mr. Haubold is responsible for the day-to-day management of the Fund and selection of the Fund’s investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. From 1997 to 2000, he was the senior portfolio manager on several small-, mid- and large-cap value funds at Pilgrim Baxter and Associates. Prior to joining Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrerd, which is now part of Morgan Stanley Asset Management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE.